UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 17, 2016
(Date of earliest event reported)
Continental Materials Corporation
(Exact name of registrant as specified in its charter)
DE	001-03834	36-2274391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
200 South Wacker Dr. Suite 4000, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(312)541-7200
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Press Release of Continental Materials Corporation dated May 17, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2016	Continental Materials Corporation By: /s/ Mark S. Nichter Mark S. Nichter Vice President and CFO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Continental Materials Corporation dated May 17, 2016